UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): April 28, 2009

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Constellation Way Baltimore, MD	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 468-3500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Employment Agreements

On May 4, 2009, Constellation Energy Partners LLC (the “Company”) announced in a press release that it and its wholly owned subsidiary, CEP Services Company, Inc., entered into definitive employment agreements on May 1, 2009 (the “Employment Agreements”) with:

•	Stephen R. Brunner, the Company’s President, Chief Executive Officer and Chief Operating Officer;

•	Charles C. Ward, the Company’s Chief Financial Officer and Treasurer;

•	Lisa J. Mellencamp, the Company’s General Counsel and Secretary; and

•	Michael B. Hiney, the Company’s Chief Accounting Officer and Controller.

The Employment Agreements supersede and terminate the Offer Letter Agreements entered into by the Company with each of Messrs. Brunner, Ward and Hiney and Ms. Mellencamp on December 31, 2008.

Pursuant to the terms of his Employment Agreement, Mr. Brunner will receive:

•	a $300,000 annual base salary;

•

the right to participate in the newly adopted 2009 Omnibus Incentive Compensation Plan (the “Plan”), including a 2009 annual performance award under the Plan that will be determined by the Compensation Committee of the Company’s Board of Managers (the “Committee”), and that may pay up to 200% of Mr. Brunner’s base salary for 2009 for superior performance (100% for target-level performance);

•

a grant pursuant to a grant agreement (a “Grant Agreement”) of 431,655 notional units under the Plan with a grant-date value of approximately $1,333,814 based on the closing price per unit on May 1, 2009; and

•

an inducement bonus (an “Inducement Bonus”) of cash and 53,957 restricted common units of the Company with an aggregate grant-date value of approximately $166,727 based on the closing price per unit on May 1, 2009, with 50% of the total value of the Inducement Bonus vesting and becoming payable on each of January 1, 2010 and 2011.

Pursuant to the terms of his Employment Agreement, Mr. Ward will receive:

•	a $225,000 annual base salary;

•

the right to participate in the Plan, including a 2009 annual performance award under the Plan that will be determined by the Committee, and that may pay up to 150% of Mr. Ward’s base salary for 2009 for superior performance (75% for target-level performance);

•	a grant pursuant to a Grant Agreement of 161,871 notional units under the Plan with a grant-date value of approximately $500,181 based on the closing price per unit on May 1, 2009; and

•

an Inducement Bonus of cash and 40,468 restricted common units with an aggregate grant-date value of approximately $125,046 based on the closing price per unit on May 1, 2009, with 50% of the total value of the Inducement Bonus vesting and becoming payable on each of January 1, 2010 and 2011.

Pursuant to the terms of her Employment Agreement, Ms. Mellencamp will receive:

•	a $200,000 annual base salary;

•

the right to participate in the Plan, including a 2009 annual performance award under the Plan that will be determined by the Committee, and that may pay up to 130% of Ms. Mellencamp’s base salary for 2009 for superior performance (65% for target-level performance);

•	a grant pursuant to a Grant Agreement of 107,914 notional units under the Plan with a grant-date value of approximately $333,454 based on the closing price per unit on May 1, 2009; and

•

an Inducement Bonus of cash and 35,971 restricted common units with an aggregate grant-date value of approximately $111,150 based on the closing price per unit on May 1, 2009, with 50% of the total value of the Inducement Bonus vesting and becoming payable on each of January 1, 2010 and 2011.

Pursuant to the terms of her Employment Agreement, Mr. Hiney will receive:

•	a $175,000 annual base salary;

•

the right to participate in the Plan, including a 2009 annual performance award under the Plan that will be determined by the Committee, and that may pay up to 80% of Mr. Hiney’s base salary for 2009 for superior performance (40% for target-level performance);

•	a grant pursuant to a Grant Agreement of 47,230 notional units under the Plan with a grant-date value of approximately $145,940 based on the closing price per unit on May 1, 2009; and

•

an Inducement Bonus of cash and 31,475 restricted common units with an aggregate grant-date value of approximately $97,258 based on the closing price per unit on May 1, 2009, with 50% of the total value of the Inducement Bonus vesting and becoming payable on each of January 1, 2010 and 2011.

Termination of Employment

Each executive’s employment may be terminated at any time and for any reason by either or both of the Company and the executive. Except as described below, if the executive terminates his or her employment, all unvested or unearned awards (including the awards made under the Grant Agreements and the Inducement Bonus) will be forfeited.

If the executive’s employment is terminated in connection with an “Involuntary Termination” at any time prior to a change of control of the Company or after two years have elapsed following a change of control, the Company will, pursuant to the terms of the Employment Agreements, make payments and take actions as follows (such payments and actions, the “Severance Amount”):

•

make a cash payment of (i) one and one-half times the executive’s then-current annual compensation, which includes (A) the target-level bonus plus (B) the greater of the annual base salary in effect on the date of the Involuntary Termination or the annual base salary in effect 180 days prior to the Involuntary Termination, plus (ii) any part of the Inducement Bonus not already paid;

•

cause any unvested awards granted under the Plan or pursuant to the Inducement Award Agreement to become immediately vested and cause any and all nonqualified deferred compensation to become immediately nonforfeitable; and

•	cause a continuation of medical and dental benefits for one year following the Involuntary Termination.

If the executive’s employment is terminated (i) by the executive through the exercise of the Special Termination Option (described below) or (ii) in connection with an Involuntary Termination during the two-year period following a change of control of the Company, the Company will, pursuant to the terms of his or her Employment Agreement, make payments and take actions as follows (such payments and actions, the “Enhanced Severance Amount”);

•

make a cash payment of (i) two times the executive’s then-current annual compensation, which includes (A) the target level bonus plus (B) the greater of the annual base salary in effect on the date of the Involuntary Termination, the annual base salary in effect 180 days prior to the Involuntary Termination, or the annual base salary in effect immediately prior to the change of control, plus (ii) any part of the Inducement Bonus not already paid, plus (iii) the performance award and target-based grants payable under the Plan for the then-current year, paid as if the target-level performance was achieved for the entire year, prorated based on the number of whole or partial months completed at the time of the Involuntary Termination;

•

cause any unvested awards granted under the Plan or pursuant to the Inducement Award Agreement to become immediately vested and cause any and all nonqualified deferred compensation to become immediately nonforfeitable;

•	cause a continuation of medical and dental benefits for one year following the change of control; and

•	provide for a full tax gross-up in connection with any excise tax levied on the items described in the preceding three bullets.

The “Special Termination Option” permits the executive to terminate his or her employment at any time within the one-year period following the acquisition by Constellation Energy Group, Inc. or its affiliates of at least 49% of the Company’s outstanding common units.

The Severance Amount and Enhanced Severance Amount are contingent on the execution of a release of any claims the terminated executive may have against the Company and its affiliates. In addition, any such amounts must be repaid if a final and non-appealable judgment is entered by a court of competent jurisdiction finding that the executive’s conduct in performance of his or her duties under the Employment Agreement constituted willful misconduct.

The initial term of the Employment Agreements will expire on the third anniversary of each Employment Agreement unless sooner terminated in accordance with the Employment Agreement. If the agreements have not otherwise been terminated prior to the expiration of the initial term, the Employment Agreements will automatically be extended for an additional one-year period unless either party to such Employment Agreement delivers written notice 180 days prior to the expiration of the initial term. The Company guaranteed the obligations of CEP Services Company, Inc. under the Employment Agreements.

Grant Agreements Related to Notional Units

Grants Made Under the Plan

The notional unit grants were made under the Plan pursuant to Grant Agreements, dated May 1, 2009, by and between the Company and each of Messrs. Brunner, Ward and Hiney and Ms. Mellencamp. The Plan was adopted and approved by the Company’s Board of Managers on April 28, 2009 subject to approval by the Company’s common unitholders. If the common unitholders do not approve the Plan, the awards and grants contemplated in the Employment Agreements and the Grant Agreements will be settled in cash based on the fair market value on the vesting date. Upon approval of the Plan by the common unitholders, the notional units so granted to Messrs. Brunner, Ward and Hiney and Ms. Mellencamp will automatically convert into the same number of restricted common units.

As adopted by the Company’s Board of Managers, the Plan contains 1.65 million common units. The Plan does not replace or affect the Company’s Long Term Incentive Plan (the “LTIP”) that was adopted in November 2006 in connection with our initial public offering. The LTIP contains 450,000 common units, of which, approximately 410,421 remain available for grants under the LTIP.

Distribution Equivalent Rights

Each notional unit and restricted common unit granted under the Grant Agreements carries the right to receive distribution credits when any distributions are made by the Company on its common units. Any distribution credits will accrue under the Grant Agreement and be settled in cash or common units in the discretion of the Committee on the vesting date for the underlying notional unit or restricted common unit, as applicable. Upon approval of the Plan by the common unitholders, any accrued distribution credits on the notional units will increase the number of restricted common units that are issued upon conversion of the notional units as described above.

Vesting; Forfeiture; Change of Control

The notional units and any restricted common units under the Grant Agreements will vest ratably on January 1, 2010 and the next four anniversaries of that date. The terms of the Employment Agreements will govern the forfeiture or accelerated vesting of the notional units and any restricted common units.

Inducement Award Agreements

The Inducement Bonuses were granted pursuant to Inducement Award Agreements entered into on May 1, 2009 by and between the Company and each of Messrs. Brunner, Ward and Hiney and Ms. Mellencamp, without unitholder approval in reliance on the exemption provided in NYSE Arca rule 5.3(d)(5)(A).

Each restricted common unit granted in the Inducement Bonuses carries the right to receive distribution credits when any distributions are made by the Company on its common units. Any distribution credits will accrue under the Grant Agreement and be settled in cash or common units in the discretion of the Committee on the vesting date for the underlying restricted common unit. The terms of the Employment Agreements will govern the forfeiture or accelerated vesting of the Inducement Bonuses.

Grant of Notional Units to Independent Managers

Grants Made Under Plan

On April 28, 2009, the Company’s Board of Managers approved a grant of 26,979 notional units to each of the independent managers currently serving on the Board of Managers, each with an approximate grant-date value of $83,365 based on the closing price per unit on May 1, 2009. Each of the grants were made under the Plan pursuant to Grant Agreements, dated May 1, 2009, by and between the Company and each of Richard H. Bachmann, Richard S. Langdon and John N. Seitz. If the common unitholders do not approve the Plan, the notional units will be settled in cash based on the fair market value on the vesting date. Upon approval of the Plan by the common unitholders, the notional units so granted to the independent managers will automatically convert into the same number of restricted common units.

Distribution Equivalent Rights

Each notional unit and restricted common unit granted under the Grant Agreements for the independent managers carries the right to receive distribution credits when any distributions are made by the Company on its common units. Any distribution credits will accrue under the Grant Agreement for the independent managers and be settled in cash or common units in the discretion of the Committee on the vesting date for the underlying notional unit or restricted common unit, as applicable. Upon approval of the Plan by the common unitholders, any accrued distribution credits on the notional units will increase the number of restricted common units that are issued upon conversion of the notional units as described above.

Vesting; Forfeiture; Change of Control

The notional units and any restricted common units under the Grant Agreements for the independent managers will vest on March 1, 2010. Any notional units, restricted common units and related distribution credits that are not vested at the time of any termination of an independent manager’s service to the Company will be forfeited under the terms of the Grant Agreements for the independent managers.

Copies of the Employment Agreements are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, and the summary of the Employment Agreements above is qualified by reference to such exhibits. Copies of the Inducement Award Agreements are attached as Exhibits 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K, and the summary of the Inducement Award Agreements above is qualified by reference to such exhibits. A copy of the Form of Grant Agreement for Executive Officers is attached as Exhibit 10.9, and the summary of the Grant Agreements above is qualified by reference to such exhibit. A copy of the Form of Grant Agreement for Independent Managers is attached as Exhibit 10.10, and the summary of the Grant Agreements above is qualified by reference to such exhibit. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure under of Item 1.01 (except for the disclosure under the section captioned –Grant of Notional Units to Independent Managers) is incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

On May 1, 2009, the Company made grants of an aggregate of 140,341 notional units under the Plan to seven new employees of the Company’s wholly owned subsidiary, CEP Services Company, Inc (“CEP Services”), with an approximate aggregate grant-date value of $433,654 based on the closing price per unit on May 1, 2009. Each of these employees were formerly employed by Constellation Energy Commodities Group, Inc. (“CCG”), an indirectly wholly owned subsidiary of Constellation Energy Group, Inc. (“CEG”). These employees were involved in the performance of services to the Company under our Management Services Agreement with Constellation Energy Partners Management, LLC, an indirectly wholly owned subsidiary of CCG and were hired by CEP Services to directly provide services to the Company and its subsidiaries.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement, dated May 1, 2009, by and between CEP Services Company, Inc. and Stephen R. Brunner.

10.2	Employment Agreement, dated May 1, 2009, by and between CEP Services Company, Inc. and Charles C. Ward.

10.3	Employment Agreement, dated May 1, 2009, by and between CEP Services Company, Inc. and Lisa J. Mellencamp.

10.4	Employment Agreement, dated May 1, 2009, by and between CEP Services Company, Inc. and Michael B. Hiney.

10.5	Inducement Award Agreement, dated May 1, 2009, by and between Constellation Energy Partners LLC and Stephen R. Brunner.

10.6	Inducement Award Agreement, dated May 1, 2009, by and between Constellation Energy Partners LLC and Charles C. Ward.

10.7	Inducement Award Agreement, dated May 1, 2009, by and between Constellation Energy Partners LLC and Lisa J. Mellencamp.

10.8	Inducement Award Agreement, dated May 1, 2009, by and between Constellation Energy Partners LLC and Michael B. Hiney.

10.9	Form of Grant Agreement for Executive Officers.

10.10	Form of Grant Agreement for Independent Managers.

99.1	Press Release dated May 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: May 4, 2009	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement, dated May 1, 2009, by and between CEP Services Company, Inc. and Stephen R. Brunner.

10.2	Employment Agreement, dated May 1, 2009, by and between CEP Services Company, Inc. and Charles C. Ward.

10.3	Employment Agreement, dated May 1, 2009, by and between CEP Services Company, Inc. and Lisa J. Mellencamp.

10.4	Employment Agreement, dated May 1, 2009, by and between CEP Services Company, Inc. and Michael B. Hiney.

10.5	Inducement Award Agreement, dated May 1, 2009, by and between Constellation Energy Partners LLC and Stephen R. Brunner.

10.6	Inducement Award Agreement, dated May 1, 2009, by and between Constellation Energy Partners LLC and Charles C. Ward.

10.7	Inducement Award Agreement, dated May 1, 2009, by and between Constellation Energy Partners LLC and Lisa J. Mellencamp.

10.8	Inducement Award Agreement, dated May 1, 2009, by and between Constellation Energy Partners LLC and Michael B. Hiney.

10.9	Form of Grant Agreement for Executive Officers.

10.10	Form of Grant Agreement for Independent Managers.

99.1	Press Release dated May 4, 2009.